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                                                                   EXHIBIT 10.27

                            INDEMNIFICATION AGREEMENT


         This INDEMNIFICATION AGREEMENT ("Agreement") is made on _________ ___, 2001, between Alliance Imaging, Inc., a Delaware corporation (the "Company"), and ______________________ ("Indemnitee"), an executive officer and/or member of the Board of Directors of the Company and shall be effective concurrent with the commencement of Indemnitee's position as an executive officer and/or director of the Company.

         WHEREAS, the Company desires the benefits of having Indemnitee serve as an officer and/or director secure in the knowledge that expenses, liabilities and losses incurred by Indemnitee in Indemnitee's good faith service to the Company will be borne by the Company or its successors and assigns in accordance with applicable law; and

         WHEREAS, the Company desires that Indemnitee resist and defend against what Indemnitee may consider to be unjustified investigations, claims, actions, suits and proceedings which have arisen or may arise in the future as a result of Indemnitee's service to the Company notwithstanding that conditions in the insurance markets may make directors' and officers' liability insurance coverage unavailable or available only at premium levels which the Company may deem inappropriate to pay; and

         WHEREAS, the parties believe it appropriate to memorialize and reaffirm the Company's indemnification obligations to Indemnitee and, in addition, set forth the indemnification agreements contained herein;

         NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties agree as follows:

         1. INDEMNIFICATION. Indemnitee shall be indemnified and held harmless by the Company to the fullest extent permitted by its Certificate of Incorporation, Bylaws and applicable law, as the same exists or may hereafter be amended, against all expenses, liabilities, losses, damages, penalties, costs, attorneys' fees and disbursements, judgments, fines, amounts paid or to be paid in any settlement approved in advance by the Company (such approval not to be unreasonably withheld), expenses of establishing a right to indemnification under this Agreement, and costs of attachment or similar bonds (collectively, "Indemnifiable Expenses") incurred or suffered by Indemnitee in connection with any present or future threatened, pending, contemplated or completed investigation, claim, action, suit or proceeding, whether civil, criminal, administrative or investigative in nature (collectively, "Indemnifiable Litigation"), (i) to which Indemnitee is or was a party or is threatened to be made a party by reason of any action or inaction in Indemnitee's capacity as a director, officer, employee or agent of the Company, or (ii) with respect to which Indemnitee is otherwise involved by reason of the fact that Indemnitee is or was serving as a director, officer, employee or agent of the Company, or of any subsidiary or division, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

         2. INTERIM EXPENSES. The Company agrees to pay Indemnifiable Expenses incurred by Indemnitee in connection with any Indemnifiable Litigation in advance of the final disposition thereof, provided that the Company has received an undertaking by or on behalf of Indemnitee,

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substantially in the form attached hereto as EXHIBIT A, to repay the amount so advanced to the extent that it is ultimately determined that such Indemnifiable Expenses were not reasonable or that Indemnitee is not entitled to be indemnified by the Company under this Agreement or otherwise. The advances to be made hereunder shall be paid by the Company to Indemnitee within twenty (20) days following delivery of a written request therefor by Indemnitee to the Company. The burden of proving that Indemnitee is not entitled to indemnification hereunder for any reason shall in all cases be upon the Company.

         3. PROCEDURE FOR MAKING DEMAND. To obtain indemnification under this Agreement, Indemnitee shall provide the Company with written notice of Indemnitee's claim therefor. Notice to the Company shall be directed to the Chief Executive Officer of the Company at the address set forth in Section 10 hereof (or such other address as the Company shall designate in writing to Indemnitee). Notice shall be deemed received three business days after the date postmarked and sent by certified or registered mail, properly addressed; otherwise notice shall be deemed received when such notice shall actually be received by the Company. In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power. Any indemnification provided for in Section 1 shall be made no later than forty-five (45) days after receipt of the written request of Indemnitee. No Indemnifiable Expenses for which indemnity shall be sought under this Agreement, other than those in respect of judgments and verdicts actually rendered, shall be incurred without the prior consent of the Company, which consent shall not be unreasonably withheld.

         4. EXCLUSIONS. The Company shall not be liable under this Agreement to pay any Expenses in connection with any claim made against the Indemnitee:

            (a) to the extent that payment is actually made to the Indemnitee under a valid, enforceable and collectible insurance policy;

            (b) to the extent that the Indemnitee is indemnified and actually paid otherwise than pursuant to this Agreement;

            (c) in connection with a judicial action by or in the right of the Company, in respect of any claim, issue or matter as to which the Indemnitee shall have been adjudged to be liable for gross negligence or misconduct in the performance of his duty to the Company unless and only to the extent that any court in which such action was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper;

            (d) if it is proved by final judgment in a court of law or other final adjudication to have been based upon or attributable to the Indemnitee's in fact having gained any personal profit or advantage to which he was not legally entitled;

            (e) for a disgorgement of profits made from the purchase and sale by the Indemnitee of securities pursuant to Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any state statutory law or common law;

            (f) brought about or contributed to by the dishonesty of the Indemnitee seeking payment hereunder; however, notwithstanding the foregoing, the Indemnitee shall be protected under


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this Agreement as to any claims upon which suit may be brought against him by reason of any alleged dishonesty on his part, unless a judgment or other final adjudication thereof adverse to the Indemnitee shall establish that he committed
(i) acts of active and deliberate dishonesty, (ii) with actual dishonest purpose and intent, (iii) which acts were material to the cause of action so adjudicated; or

            (g) for any judgment, fine or penalty which the Company is prohibited by applicable law from paying as indemnity or for any other reason.

         5. FAILURE TO INDEMNIFY.

            (a) If a claim under this Agreement, or any applicable law, or under any provision of the Company's Amended and Restated Certificate of Incorporation or Bylaws providing for indemnification, is not paid in full by the Company, within forty-five (45) days after a written request for payment thereof has been received by the Company, Indemnitee may, but need not, at any time thereafter bring an action against the Company to recover the unpaid amount of the claim and, subject to Section 11 of this Agreement, if successful in whole or in part, Indemnitee shall also be entitled to be paid for the expense (including attorneys' fees) of bringing such action.

            (b) It shall be a defense to such action (other than an action brought to enforce a claim for expenses incurred in connection with any action, suit or proceeding in advance of its final disposition) that Indemnitee has not met the lowest standard of conduct which makes it permissible under applicable law for the Company to indemnify Indemnitee for the amount claimed, but the burden of proving such defense shall be on the Company and Indemnitee shall be entitled to receive interim payments of interim expenses pursuant to Section 2 hereof unless and until such defense may be finally adjudicated by court order or judgment from which no further right of appeal exists. It is the parties' intention that if the Company contests Indemnitee's right to indemnification, the question of Indemnitee's right to indemnification shall be for the court to decide, and neither the failure of the Company (including its board of directors, independent legal counsel, or its stockholders) to have made a determination that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct required by applicable law, nor an actual determination by the Company (including its board of directors, any committee or subgroup of the board of directors, independent legal counsel, or its stockholders) that Indemnitee has not met such applicable standard of conduct, shall create a presumption that Indemnitee has or has not met the applicable standard of conduct.

         6. NOTICE TO INSURERS. If, at the time of the receipt of a notice of a claim pursuant to Section 3 hereof, the Company has director and/or officer liability insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

         7. RETENTION OF COUNSEL. In the event that the Company shall be obligated to pay Indemnifiable Expenses as a result of any proceeding against Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such proceeding, with counsel approved by Indemnitee, which approval shall not be unreasonably withheld, upon the delivery to Indemnitee of written notice of its election to do so. After delivery of such notice, approval of such counsel by


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Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by that Indemnitee with respect to that same proceeding, provided that (i) Indemnitee shall have the right to employ counsel in any such proceeding at Indemnitee's expense, and (ii) Indemnitee shall have the right to employ counsel in any such proceeding at the Company's expense if (A) the employment of counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (C) the Company shall not, in fact, have employed counsel to assume defense of such proceeding.

         8. SUCCESSORS. This Agreement establishes contract rights which shall be binding upon, and shall inure to the benefit of, the successors, assigns, heirs and legal representatives of the parties hereto.

         9. MUTUAL ACKNOWLEDGMENT. Both the Company and Indemnitee acknowledge that in certain instances, Federal law or applicable public policy may prohibit the Company from indemnifying its directors and officers under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company may be required in the future to undertake to the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee, and, in that event, the Indemnitee's rights and the Company's obligations hereunder shall be subject to that determination.

         10. CONTRACT RIGHTS NOT EXCLUSIVE. The contract rights conferred by this Agreement shall be in addition to, but not exclusive of, any other right which Indemnitee may have or may hereafter acquire under any applicable law, provision of the Company's Certificate of Incorporation or Bylaws, agreement, vote of shareholders or disinterested directors, or otherwise.

         11. INDEMNITEE'S OBLIGATIONS. The Indemnitee shall promptly advise the Company in writing of the institution of any investigation, claim, action, suit or proceeding which is or may be subject to this Agreement and keep the Company generally informed of, and consult with the Company with respect to, the status of any such investigation, claim, action, suit or proceeding. Notices to the Company shall be directed to Alliance Imaging, Inc., 1065 PacifiCenter Drive, Suite 200, Anaheim, CA 92806, Attn: Chief Executive Officer (or other such address as the Company shall designate in writing to Indemnitee). Notice shall be deemed received three days after the date postmarked if sent by certified or registered mail, properly addressed. In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

         12. ATTORNEYS' FEES. In the event that any action is instituted by Indemnitee under this Agreement to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys' fees, incurred by Indemnitee with respect to such action, unless as a part of such action, a court of competent jurisdiction determines that each of the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous. In the event of an action instituted by or in the name of the Company under this Agreement, or to enforce or interpret any other terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including attorneys' fees, incurred by Indemnitee in defense of such action (including with respect to Indemnitee's counterclaims and cross-claims made in such action), unless as a part of such


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action the court determines that each of Indemnitee's material defenses to such action were made in bad faith or were frivolous.

         13. SEVERABILITY. Should any provision of this Agreement, or any clause hereof, be held to be invalid, illegal or unenforceable, in whole or in part, the remaining provisions and clauses of this Agreement shall remain fully enforceable and binding on the parties.

         14. MODIFICATION AND WAIVER. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether of not similar) nor shall such waiver constitute a continuing waiver.

         15. CHOICE OF LAW. The validity, interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Delaware.


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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

                                           ALLIANCE IMAGING, INC.,
                                                 a Delaware corporation


                                           By:
                                                 ------------------------------
                                           Name:
                                                 ------------------------------
                                           Its:
                                                 ------------------------------




                                           INDEMNITEE:


                                           By:
                                                 ------------------------------
                                           Name:
                                                 ------------------------------

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                                    EXHIBIT A

                              UNDERTAKING AGREEMENT


         This UNDERTAKING AGREEMENT is made on _______________, 20__, between Alliance Imaging, Inc., a Delaware corporation (the "Company") and ________________________, an officer and/or member of the board of directors of the Company ("Indemnitee").

         WHEREAS, Indemnitee has or may become involved in investigations, claims, actions, suits or proceedings which have arisen or may arise in the future as a result of Indemnitee's service to the Company; and

         WHEREAS, Indemnitee desires that the Company pay any and all expenses (including, but not limited to, attorneys' fees and court costs) actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in defending or investigating any such suits or claims and that such payment be made in advance of the final disposition of such investigations, claims, actions, suits or proceedings to the extent that Indemnitee has not been previously reimbursed by insurance; and

         WHEREAS, the Company is willing to make such payments but, in accordance with Section 145 of the General Corporation Law of the State of Delaware, the Company may make such payments only if it receives an undertaking to repay from Indemnitee; and

         WHEREAS, Indemnitee is willing to give such an undertaking;

         NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:

         1. In regard to any payments made by the Company to Indemnitee pursuant to the terms of the Indemnification Agreement dated _____________ ____, 2001, between the Company and Indemnitee, Indemnitee hereby undertakes and agrees to repay to the Company any and all amounts so paid promptly and in any event within thirty (30) days after the disposition, including any appeals, of any litigation or threatened litigation on account of which payments were made, but only to the extent that Indemnitee is ultimately found not entitled to be indemnified by the Company under the Bylaws of the Company and Section 145 of the General Corporation Law of the State of Delaware, or other applicable law.

         2. This Agreement shall not affect in any manner rights which Indemnitee may have against the Company, any insurer or any other person to seek indemnification for or reimbursement of any expenses referred to herein or any judgment which may be rendered in any litigation or proceeding.


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         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on the date first above written.

                                 ALLIANCE IMAGING, INC., a Delaware corporation


                                 By:
                                       ------------------------------
                                 Name:
                                       ------------------------------

                                 INDEMNITEE:


                                 Name:
                                       ------------------------------

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